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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 16, 2003

                         FIRST FEDERAL BANCSHARES, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                       0-30753                37-1397683
      --------                      ------------            ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
 Incorporation or Organization)     File Number)            Identification No.)

                109 East Depot Street, Colchester, Illinois 62326
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               (Address of Principal Executive Offices) (Zip Code)

                                 (309) 776-3225
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 7.     FINANCIAL STATEMENTS AND OTHER EXHIBITS
            ---------------------------------------

      The Form 8-K filed by First Federal Bancshares, Inc. on October 16, 2003 is hereby amended to redesignate the Code of Ethics and Business Conduct as
Exhibit 99.0. The Code of Ethics and Business Conduct is being filed pursuant to
Item 601(b)14 of Regulation S-K.

            Exhibit 99.0      Code of Ethics and Business Conduct
            Exhibit 99.1      Press Release Dated October 16, 2003.
            Exhibit 99.2      Corporate Governance Guidelines
            Exhibit 99.3      Nomination and Governance Committee Charter


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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                FIRST FEDERAL BANCSHARES, INC.




Date: October 17, 2003          By: /s/ James J. Stebor
                                    ----------------------------------------
                                    James J. Stebor
                                    President and Chief Executive Officer